UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 20, 2004

                              OWENS-ILLINOIS, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     1-9576                  22-2781933
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)          Identification No.)

                                   One SeaGate
                               Toledo, Ohio 43666
                    (Address of Principal Executive Offices)

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                                 (419) 247-5000
              (Registrant's telephone number, including area code)

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ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

            On July 20, 2004, Owens-Illinois, Inc. issued a press release setting forth its results of operations for the quarter ended June 30, 2004. A copy of Owens-Illinois, Inc.'s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2004                              OWENS-ILLINOIS, INC.
                                                 (registrant)


                                                  By:  /s/ Matthew G. Longthorne
                                                       -------------------------
                                                  Name: Matthew G. Longthorne
                                                  Its:  Controller


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                                  Exhibit Index

Exhibit 99.1      Press Release dated July 20, 2004 of Owens-Illinois, Inc.